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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 22, 1999

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5. Other.

     The Registrant announced that its Board of Directors approved a stock repurchase program under which the Registrant may, from time to time, repurchase up to two hundred fifty thousand (250,000) shares of its outstanding common stock. Purchases under the program may be made in open market or in privately negotiated transactions.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       UNITY BANCORP, INC.
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                                       (Registrant)



Dated: March 22, 1999              By: /s/ KEVIN KILLIAN
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                                       KEVIN KILLIAN, Chief Financial Officer